                                                                  Exhibit 10.19

Rockford Corporation Warrant Ownership
                As of March 31, 1999

                                                                                           Maximum
                                                                                          Number of                    Exercise
Group                             Warrant Holder                                           Warrants                      Price
---------------------------------------------------------------------------------------------------------------------------------
Bartol Family                     GST Exempt Trust                                           34,738                      $0.85

                                  Boulder Investors Limited Partnership                      25,545                      $0.85

Current Employees                 Ron Trout                                                     202                      $0.85

Former Employees                  Darrell W. Chapman                                            818                      $0.85

Others                            Graham Humes                                                8,173                      $0.85

                                  Francis E. & Suzette E. Baird                               4,089                      $0.85

                                  Gordon A. Jr. & Blair B. MacInnes                          10,218                      $0.85

                                  Sharon Dedrick                                              1,020                      $0.85

Total

Others                            The Vrolyk Partnership 97-A                                23,500                      $3.16


                                  Total                                                     108,303